UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026 (August 19, 2026)

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 493-8219

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H	SNUS PF H	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series I	SNUS PF I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on August 20, 2026 (the “Closing Date”) of the previously announced acquisition of Webster Financial Corporation, a Delaware corporation (“Webster”), by Banco Santander, S.A., a Spanish sociedad anónima (“Banco Santander”), pursuant to a transaction agreement dated February 3, 2026 (the “Transaction Agreement”), by and among Banco Santander, Webster and a wholly-owned subsidiary of Webster incorporated in the State of Virginia (“Webster Virginia”).

Among other things, the Transaction Agreement provides for the merger of Webster with and into Webster Virginia, with Webster Virginia continuing as the surviving corporation in such merger transaction (the “Reincorporation Merger”), and, immediately afterwards, the acquisition by Banco Santander of all outstanding shares of Webster Virginia common stock through a statutory share exchange, all subject to the terms and conditions of the Transaction Agreement (the “Share Exchange” and, together with the Reincorporation Merger, the “HoldCo Transactions”).

Item 1.01 Entry Into a Material Definitive Agreement

On August 19, 2026, (i) Banco Santander and Santander Holdings USA, Inc., a wholly-owned subsidiary of Banco Santander (“SHUSA”), entered into a share contribution agreement (the “Contribution Agreement”) which, among other things, provides for the contribution of all outstanding shares of Webster Virginia common stock to SHUSA immediately following completion of the HoldCo Transactions (the “Webster Virginia Contribution”), subject to the terms and conditions of such agreement and (ii) SHUSA and Webster Virginia entered into an agreement which, among other things, provides for the merger of Webster Virginia with and into SHUSA immediately following the Webster Virginia Contribution (the “IHC Merger”), subject to the terms and conditions of such agreement (the “IHC Agreement and Plan of Merger”) and the Virginia Stock Corporation Act.

The foregoing descriptions of the Contribution Agreement and the IHC Agreement and Plan of Merger do not purport to be complete and are qualified in their entirety by reference to the full text of the Contribution Agreement and the IHC Agreement and Plan of Merger, respectively, which are attached hereto as Exhibits 2.2 and 2.3, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The HoldCo Transactions were consummated on the Closing Date, and, as a result, Banco Santander acquired all outstanding shares of Webster common stock. Pursuant to the terms and conditions of the Transaction Agreement, each share of Webster common stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger was exchanged into the right to receive from Banco Santander 2.0548 Banco Santander American Depositary Shares and $48.75 in cash, without interest. Upon the closing of the HoldCo Transactions, Webster Virginia, the successor by merger to Webster, became a wholly-owned subsidiary of Banco Santander.

In addition, at the effective time of the Reincorporation Merger, (i) each share of 5.25% Non-Cumulative Perpetual Preferred Stock, Series F, par value $0.01 per share, of Webster (the “Webster Series F Preferred Stock”) issued and outstanding immediately prior to the effective time of the Reincorporation Merger (other than shares held in treasury) was automatically converted into one share of 5.25% Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of Webster Virginia (the “Webster Virginia Series A Preferred Stock”), (ii) each depositary share representing a 1/1000th interest in a share of the Webster Series F Preferred Stock (the “Webster Series F Depositary Shares”) became a depositary share representing a 1/1000th interest in a share of the Webster Virginia Series a Preferred Stock (the “Webster Virginia Series A Depositary Shares”), (iii) each share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series G, par value $0.01 per share, of Webster (the “Webster Series G Preferred Stock”) issued and outstanding immediately prior to the effective time of the Reincorporation Merger (other than shares held in treasury) was automatically converted into one share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share, of Webster Virginia (the “Webster Virginia Series B Preferred Stock”) and (iv) each depositary share representing a 1/40th interest in a share of the Webster Series G Preferred Stock (the “Webster Series G Depositary Shares”) became a depositary share representing a 1/40th interest in a share of the Webster Virginia Series B Preferred Stock (the “Webster Virginia Series B Depositary Shares”).

Immediately following the completion of the HoldCo Transactions, pursuant to the Contribution Agreement and the IHC Agreement and Plan of Merger described in Item 1.01 above, Banco Santander contributed all outstanding shares of Webster Virginia common stock to SHUSA, and immediately following the completion of the Webster Virginia Contribution, Webster Virginia was merged with and into SHUSA, with SHUSA continuing as the surviving corporation in the IHC Merger. In addition, at the effective time of the IHC Merger, (i) each share of Webster Virginia Series A Preferred Stock issued and outstanding immediately prior to the effective time of the IHC Merger (other than shares held in treasury) was automatically converted into the right to receive one share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H, par value $0.01 per share, of SHUSA (the “Series H Preferred Stock”), (ii) each Webster Virginia Series A Depositary Share became a depositary share representing a 1/1000th interest in a share of the Series H Preferred Stock (the “Series H Depositary Shares”), (iii) each share of Webster Virginia Series B Preferred Stock issued and outstanding immediately prior to the effective time of the IHC Merger (other than shares held in treasury) was automatically converted into the right to receive one share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series I, par value $0.01 per share, of SHUSA (the “Series I Preferred Stock” and, together with the Series H Preferred Stock, the “SHUSA Preferred Stock”) and (iv) each Webster Virginia Series B Depositary Share became a depositary share representing a 1/40th interest in a share of the Series I Preferred Stock (the “Series I Depositary Shares”).

Immediately following the IHC Merger, pursuant to an agreement and plan of merger dated March 30, 2026 (as amended, the “WBNA Agreement and Plan of Merger”), by and among SHUSA, Santander Bank, National Association, a wholly-owned subsidiary of SHUSA (“SBNA”), and Webster Bank, National Association, a wholly-owned subsidiary of Webster (“WBNA”), WBNA was merged with and into SBNA, with SBNA being the surviving bank of such merger (the “Bank Merger” and, together with the HoldCo Transactions, the Webster Virginia Contribution and the IHC Merger, the “Transaction”).

The foregoing descriptions of the Transaction Agreement, the Contribution Agreement, the IHC Agreement and Plan of Merger and the WBNA Agreement and Plan of Merger and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, the Contribution Agreement, the IHC Agreement and Plan of Merger and the WBNA Agreement and Plan of Merger, respectively, which are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Senior Notes

In connection with the completion of the Transaction, SHUSA assumed Webster Virginia’s obligations under that certain senior debt indenture, dated as of March 25, 2019 (the “Senior Notes Base Indenture”), between Webster and The Bank of New York Mellon, as Trustee, as amended and supplemented by a supplemental indenture dated as of March 25, 2019 (the “Senior Notes First Supplemental Indenture”) and a second supplemental indenture dated as of August 20, 2026 (the “Senior Notes Second Supplemental Indenture” and, together with the Senior Notes Base Indenture and the Senior Notes First Supplemental Indenture, the “Senior Notes Indenture”).

The assumption was effected by means of a third supplemental indenture, dated as of August 20, 2026, by and among SHUSA, Webster Virginia and The Bank of New York Mellon, as Trustee (the “Senior Notes Third Supplemental Indenture”), pursuant to which SHUSA assumed all obligations of Webster Virginia on all outstanding 4.100% Senior Notes due 2029 (the “Senior Notes”) under the Senior Notes Indenture and succeeded to, and was substituted for, Webster Virginia under the Senior Notes Indenture with the same effect as if SHUSA had originally been named in the Senior Notes Indenture as the issuer thereunder.

The Senior Notes bear interest at a fixed rate of 4.100% per annum, payable semiannually in arrears on March 25 and September 25 of each year, through March 25, 2029. The Senior Notes mature on March 25, 2029 and may be redeemed at such times and on such terms as provided in the Senior Notes Indenture.

The foregoing description of the Senior Notes Base Indenture, the Senior Notes First Supplemental Indenture, the Senior Notes Second Supplemental Indenture, the Senior Notes Third Supplemental Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Notes Base Indenture, the Senior Notes First Supplemental Indenture, the Senior Notes Second Supplemental Indenture, the Senior Notes Third Supplemental Indenture and the form of Senior Notes, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and are incorporated herein by reference.

Subordinated Notes

In connection with the completion of the Transaction, SHUSA assumed Webster Virginia’s obligations under that certain subordinated debt indenture dated as of September 11, 2025 (the “Subordinated Notes Base Indenture”), between Webster and U.S. Bank Trust Company, National Association, as Trustee, as amended and supplemented by a first supplemental indenture dated as of September 11, 2025 (the “Subordinated Notes First Supplemental Indenture”), and a second supplemental indenture dated as of August 20, 2026 (the “Subordinated Notes Second Supplemental Indenture” and, together with the Subordinated Notes Base Indenture and the Subordinated Notes First Supplemental Indenture, the “Subordinated Notes Indenture”).

The assumption was effected by means of a third supplemental indenture, dated as of August 20, 2026, by and among SHUSA, Webster Virginia and U.S. Bank Trust Company, National Association, as Trustee (the “Subordinated Notes Third Supplemental Indenture”), pursuant to which SHUSA assumed all obligations of Webster Virginia on all outstanding 5.784% Fixed Rate Reset Subordinated Notes due 2035 (the “Subordinated Notes”) under the Subordinated Notes Indenture and succeeded to, and was substituted for, Webster Virginia under the Subordinated Notes Indenture with the same effect as if SHUSA had originally been named in the Subordinated Notes Indenture as the issuer thereunder.

The Subordinated Notes bear interest at a fixed rate of 5.784% per annum, payable semi-annually in arrears on March 11 and September 11 of each year, through September 11, 2030. From and including September 11, 2030 to, but excluding, the date of maturity or the date of earlier redemption, the Subordinated Notes bear interest at a rate per annum equal to the U.S. Treasury Rate for a five-year maturity as of the date that is three business days prior to September 11, 2030 plus 212.5 basis points, payable semi-annually in arrears on March 11 and September 11 of each year. If the interest rate between September 11, 2030 and the date of maturity or the date of earlier redemption would be less than zero, the interest rate during such period shall be deemed to be zero. The Subordinated Notes mature on September 11, 2035 and may be redeemed at such times and on such terms as provided in the Subordinated Notes Indenture.

The foregoing description of the Subordinated Notes Base Indenture, the Subordinated Notes First Supplemental Indenture, the Subordinated Notes Second Supplemental Indenture, the Subordinated Notes Third Supplemental Indenture and the Subordinated Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordinated Notes Base Indenture, the Subordinated Notes First Supplemental Indenture, the Subordinated Notes Second Supplemental Indenture, the Subordinated Notes Third Supplemental Indenture and the form of Subordinated Notes, which are attached hereto as Exhibits 4.6, 4.7, 4.8, 4.9 and 4.10, respectively, and are incorporated herein by reference.

Junior Subordinated Debentures

In connection with the completion of the Transaction, SHUSA assumed Webster Virginia’s obligations under that certain floating rate junior subordinated indenture dated as of September 17, 2003 (the “Junior Subordinated Base Indenture”), between Webster and U.S. Bank National Association, as Trustee (to which U.S. Bank Trust Company, National Association as successor-in-interest), as amended and supplemented by a first supplemental indenture dated as of August 20, 2026 (the “Junior Subordinated First Supplemental Indenture” and, together with the Junior Subordinated Base Indenture, the “Junior Subordinated Indenture”).

The assumption was effected by means of a second supplemental indenture, dated as of August 20, 2026, by and among SHUSA, Webster Virginia and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as Trustee (the “Junior Subordinated Second Supplemental Indenture”), pursuant to which SHUSA (i) assumed the due and punctual payment of the principal of (and premium, if any) and interest on, all of the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 (the “Junior Subordinated Debentures”) in accordance with their terms, and the due and punctual performance and observance of all the covenants and conditions to be kept or performed by Webster Virginia under the Junior Subordinated Indenture, all as if SHUSA were the issuer thereunder, and (ii) succeeded to, and was substituted for, Webster Virginia under the Junior Subordinated Indenture with the same effect as if SHUSA had originally been named in the Junior Subordinated Indenture as the issuer thereunder.

The Junior Subordinated Debentures bear interest at a rate equal to the 3-Month Secured Overnight Financing Rate plus a credit spread adjustment plus 2.95% per annum, payable quarterly in arrears on March 17, June 17, September 17 and December 17 of each year, as determined in the Junior Subordinated Indenture. The Junior Subordinated Debentures mature on September 17, 2033 and may be redeemed at such times and on such terms as provided in the Junior Subordinated Indenture.

The foregoing description of the Junior Subordinated Base Indenture, the Junior Subordinated First Supplemental Indenture, the Junior Subordinated Second Supplemental Indenture and the Junior Subordinated Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Junior Subordinated Base Indenture, the Junior Subordinated First Supplemental Indenture, the Junior Subordinated Second Supplemental Indenture and the form of Junior Subordinated Debentures, which are attached hereto as Exhibits 4.11, 4.12, 4.13 and 4.14, respectively, and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the IHC Merger, SHUSA filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Virginia State Corporation Commission, establishing the terms of the SHUSA Preferred Stock. The Articles of Amendment to the Amended and Restated Articles of Incorporation became effective at the effective time of the IHC Merger, upon which SHUSA issued (i) 6,000 shares of Series H Preferred Stock, collectively represented by 6,000,000 Series H Depositary Shares, and (ii) 135,000 shares of Series I Preferred Stock, collectively represented by 5,400,000 Series I Depositary Shares. Each holder of a Series H Depositary Share and a Series I Depositary Share is entitled to the proportional rights of a share of Series H Preferred Stock and Series I Preferred Stock, respectively.

In connection with the issuance of the SHUSA Preferred Stock, on July 16, 2026, (a) SHUSA, Webster, Webster Virginia and Broadridge Corporate Issue Solutions, Inc. entered into the first amendment (the “First Amendment to the Series H Deposit Agreement”) to that certain Deposit Agreement, dated as of December 12, 2017, by and among Webster, Broadridge and the holders from time to time of the depositary receipts described therein in respect of the Webster Series F Depositary Shares (the “Original Series H Deposit Agreement”), by means of which, effective upon completion of the IHC Merger, SHUSA became the legal successor-in-interest to Webster Virginia, which in turn immediately prior thereto became the legal successor-in-interest to Webster, and SHUSA assumed all of the rights and obligations of Webster under such deposit agreement; and (b) SHUSA, Webster, Webster Virginia and Broadridge Corporate Issue Solutions, Inc. entered into the third amendment (the “Third Amendment to the Series I Deposit Agreement”) to that certain Deposit Agreement, dated as of March 19, 2013, by and among Astoria Financial Corporation (“Astoria”), Computershare Shareowner Services, LLC, as Depositary, and the holders from time to time of the depositary receipts described therein (the “Original Series I Deposit Agreement”), as amended by that certain First Amendment to Deposit Agreement, dated as of October 2, 2017, by and among Sterling Bancorp, successor-in-interest to Astoria, and Computershare Inc., successor-in-interest to Computershare Shareowner Services, LLC (the “First Amendment to the Series I Deposit Agreement”), as further amended by that certain Second Amendment to Deposit Agreement, dated as of January 21, 2022, by and among Webster, Sterling Bancorp, Broadridge and Computershare Inc. (the “Second Amendment to the Series I Deposit Agreement”), by means of which, effective upon completion of the IHC Merger, SHUSA became the legal successor-in-interest to Webster Virginia, which in turn immediately prior thereto became the legal successor-in-interest to Webster, and SHUSA assumed all of the rights and obligations of Webster under such deposit agreement.

Broadridge Corporate Issue Solutions, Inc., as depositary, is the sole holder of shares of Series H Preferred Stock and Series I Preferred Stock. The holders of Series H Depositary Shares and Series I Depositary Shares are required to exercise their proportional rights in the Series H Preferred Stock and the Series I Preferred Stock through the depositary.

With respect to the payment of dividends and distributions upon liquidation, dissolution or winding-up of SHUSA’s business and affairs, the Series H Preferred Stock ranks (i) senior to SHUSA’s common stock and each other series of preferred stock SHUSA may issue (unless expressly provided otherwise), (ii) pari passu with each other series of SHUSA’s preferred stock which is expressly provided to rank pari passu with the Series H Preferred Stock and (iii) junior to all existing and future indebtedness and other non-equity claims on SHUSA, and to each other series of SHUSA’s preferred stock which is expressly provided to rank senior to the Series H Preferred Stock.

The Series H Preferred Stock is not convertible into, or exchangeable for, shares of any other class or series of SHUSA’s capital stock or other securities. The Series H Preferred Stock is perpetual and has no maturity date.

With respect to the payment of dividends and distributions upon liquidation, dissolution or winding-up of SHUSA’s business and affairs, the Series I Preferred Stock ranks (i) senior to SHUSA’s common stock, (ii) pari passu with each other series of SHUSA’s preferred stock which is expressly provided to rank pari passu with the Series I Preferred Stock and (iii) junior to all existing and future indebtedness and other non-equity claims on SHUSA, and to each other series of Series I Preferred Stock which is expressly provided to rank senior to the Series I Preferred Stock.

The Series I Preferred Stock is not convertible into, or exchangeable for, shares of any other class or series of SHUSA’s capital stock or other securities. The Series I Preferred Stock is perpetual and has no maturity date.

The foregoing description of the terms of the SHUSA Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment to the Amended and Restated Articles of Incorporation dated August 10, 2026, the Original Series H Deposit Agreement, the First Amendment to the Series H Deposit Agreement, the Form of Global Receipt of the Series H Depositary Shares, the Original Series I Deposit Agreement, the First Amendment to the Series I Deposit Agreement, the Second Amendment to the Series I Deposit Agreement, the Third Amendment to the Series I Deposit Agreement and the Form of Global Receipt of the Series I Depositary Shares, which are attached hereto as Exhibits 3.1, 4.15, 4.16, 4.17, 4.18, 4.19, 4.20, 4.21 and 4.22, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Amended and Restated Articles of Incorporation of SHUSA were amended on August 10, 2026 to reflect the issuance of the SHUSA Preferred Stock described in Item 3.03 above. A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation dated August 10, 2026 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events

On the date hereof, SHUSA issued a press release announcing, among other things, the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses or funds acquired

The information required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information

The information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description
2.1	Transaction Agreement dated as of February 3, 2026, by and between Banco Santander, S.A., Webster Financial Corporation and Webster Virginia Corporation (incorporated by reference to Exhibit 2.1 of Banco Santander, S.A.’s Registration Statement on Form F-4, filed on April 20, 2026)
2.2	Share contribution agreement dated as of August 19, 2026, by and among Banco Santander, S.A. and Santander Holdings USA, Inc.
2.3	Agreement and Plan of Merger dated as of August 19, 2026, by and among Santander Holdings USA, Inc. and Webster Virginia Corporation
2.4	Agreement and Plan of Merger dated as of March 30, 2026, by and among Santander Holdings USA, Inc., Santander Bank, National Association and Webster Bank, National Association (incorporated by reference to Exhibit 2.1 of Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on March 31, 2026)
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 4.4 of Santander Holdings USA, Inc.’s Form 8-A filed on August 19, 2026)
4.1	Senior Notes Base Indenture, dated March 25, 2019, between Webster Financial Corporation and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.10 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.2	Senior Notes First Supplemental Indenture, dated March 25, 2019, between Webster Financial Corporation and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.11 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.3	Senior Notes Second Supplemental Indenture, dated August 20, 2026, between Webster Financial Corporation, Webster Virginia Corporation and The Bank of New York Mellon, as Trustee
4.4	Senior Notes Third Supplemental Indenture, dated August 20, 2026, between Santander Holdings USA, Inc., Webster Virginia Corporation and The Bank of New York Mellon, as Trustee
4.5	Form of Senior Note (included in Exhibit 4.1 hereto)
4.6	Subordinated Notes Base Indenture, dated September 11, 2025, between Webster Financial Corporation and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.13 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.7	Subordinated Notes First Supplemental Indenture, dated September 11, 2025, between Webster Financial Corporation and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.14 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.8	Subordinated Notes Second Supplemental Indenture, dated August 20, 2026, between Webster Financial Corporation, Webster Virginia Corporation and U.S. Bank Trust Company, National Association, as Trustee
4.9	Subordinated Notes Third Supplemental Indenture, dated August 20, 2026, between Santander Holdings USA, Inc., Webster Virginia Corporation and U.S. Bank Trust Company, National Association, as Trustee
4.10	Form of Subordinated Note (included in Exhibit 4.6 hereto)
4.11	Junior Subordinated Base Indenture, dated September 17, 2003, between Webster Financial Corporation and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.12 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.12	Junior Subordinated First Supplemental Indenture, dated August 20, 2026, between Webster Financial Corporation, Webster Virginia Corporation and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as Trustee
4.13	Junior Subordinated Second Supplemental Indenture, dated August 20, 2026, between Santander Holdings USA, Inc., Webster Virginia Corporation and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as Trustee
4.14	Form of Junior Subordinated Debenture (included in Exhibit 4.11 hereto)

4.15	Deposit Agreement, dated as of December 12, 2017, by and among Webster Financial Corporation, Computershare Shareowner Services LLC, as depositary, and the holders from time to time of the depositary receipts described therein (incorporated by reference to Exhibit 4.4 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.16	First Amendment to the Deposit Agreement, dated as of July 16, 2026, by and among Santander Holdings USA, Inc., Webster Financial Corporation, Webster Virginia Corporation and Broadridge Issuer Solutions, Inc. (incorporated by reference to Exhibit 4.7 of Santander Holdings USA, Inc.’s Form 8-A filed on August 19, 2026)
4.17	Form of Global Receipt for the Series H Depositary Shares (included in Exhibit 4.16 hereto)
4.18	Deposit Agreement, dated as of March 19, 2013, by and among Astoria Financial Corporation, Computershare Shareowner Services, LLC, as depositary, and the holders from time to time of the depositary receipts described therein (incorporated by reference to Exhibit 4.5.1 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.19	First Amendment to the Deposit Agreement, dated as of October 2, 2017, by and among Sterling Bancorp (as successor in interest to Astoria Financial Corporation) and Computershare Inc. (as successor in interest to Computershare Shareowner Services, LLC) (incorporated by reference to Exhibit 4.5.2 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.20	Second Amendment to Deposit Agreement, dated as of January 31, 2022, by and among Webster Financial Corporation, Sterling Bancorp, Computershare Inc. and Broadridge Corporate Issuer Solutions, Inc. (incorporated by reference to Exhibit 4.5.3 of Webster Financial Corporation’s Annual Report on Form 10-K filed on February 27, 2026)
4.21	Third Amendment to Deposit Agreement, dated as of July 16, 2026, by and among Santander Holdings USA, Inc., Webster Financial Corporation, Webster Virginia Corporation and Broadridge Issuer Solutions, Inc. (incorporated by reference to Exhibit 4.12 of Santander Holdings USA, Inc.’s Form 8-A filed on August 19, 2026)
4.22	Form of Global Receipt for the Series I Depositary Shares (included in Exhibit 4.21 hereto)
99.1	Press release, dated August 20, 2026.
104	Cover page formatted as Inline XBRL and contained in Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
Dated: August 20, 2026	Title:	Executive Vice President and Senior Deputy General Counsel